SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              April 4, 2006
                              -------------
                              Date of Report
                    (Date of earliest event reported)


                          Reflect Scientific, Inc.
                          ------------------------
           (Exact name of registrant as specified in its charter)



    UTAH                        000-31377                      87-0642556
    -----                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                           970 Terra Bella Avenue
                       Mountain View, California 94043
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                   (Address of Principal Executive Offices)

                               (650) 960-0300
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry into a Material Definitive Agreement

     (a) Effective as of April 4, 2006, the Registrant ("Reflect," the "Company," "we," "our," "us" and words of similar import) entered into a Purchase Agreement (the "Agreement") among Reflect, JM SciTech, LLC, a limited liability company organized under the laws of the State of Colorado, and doing business as JMST Systems ("JMST"); David Carver, an individual ("Carver"); and Julie Martin, an individual ("Martin")(JMST, Carver and Martin are sometimes hereinafter referred to collectively as "Sellers"). Pursuant to the Agreement, Reflect purchased and JMST sold all right, title and interest in and to the JMST Technology (the "JMST Technology"), as described in the Agreement; and Carver conveyed and assigned any rights he had in and to certain patents (the "Carver Patents") and related intellectual assets as described in the Agreement ("collectively, including the Carver Patents, referred to herein as the "Carver Technology").

     The following are the principal terms of the Agreement:

     1. As consideration for the JMST Technology, Reflect will issue Two Hundred Thousand (200,000) shares of its common stock that are "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission. None of these shares were accorded registration rights of any kind.

     2. As consideration for the Carver Technology, Reflect has paid to Carver the sum of Two Hundred Fifty Thousand Dollars ($250,000.00).

     3. Certain royalty payments, as outlined in the Agreement, will be paid based on gross annual revenue derived from the Carver Technology and will be payable in equivalent shares of Reflect common stock that are "restricted securities" until a maximum of Five Hundred Thousand (500,000) shares has been paid. Such shares of common stock will be valued at $3.00 per share for all purposes of paying these royalty payments. None of these shares were accorded registration rights of any kind.

     4. Certain new products will also be subject to royalty payments in a similar manner as stated in paragraph 3 above. None of these shares were accorded registration rights of any kind.

     In late March, 2006, Reflect offered and sold 400,000 shares of its common stock that are "restricted securities" as defined in Rule 144 to "accredited investors" only, to finance this acquisition. These shares were sold at a price of $0.80 per share for total aggregate proceeds of $320,000. The offering was completed and closed on or about March 27, 2006. None of these shares were accorded registration rights of any kind.

     As of the closing of the Agreement, and including our currently outstanding shares and the issuance of the 400,000 shares to investors in the private offering outlined above, there are or will be on issuance, 26,130,002 post-Agreement outstanding shares of Reflect common stock.

     A copy of the Agreement, including all material exhibits and related instruments, accompanies this Current Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 9.01, Exhibit 2.1.

     As a part of the execution and delivery of the Agreement, Reflect and Carver executed a Consultant Agreement (the "Consultant Agreement") pursuant to which Carver agreed to provide the services and complete the work described in the Consultant Agreement for a monthly basic fees of $8,000 until completion of the services provided therein or until otherwise terminated as described in the Consultant Agreement. Carver also agreed that certain "Confidential Information" as defined therein is proprietary to the Company and shall remain the sole property of the Company. A copy of the Consultant Agreement, including all material exhibits and related instruments, accompanies this Current Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 9.01, Exhibit D to Exhibit 2.1.

     Additionally, as part of the execution and delivery of the Agreement, Carver executed an Assignment Agreement regarding the assignment of certain patents as described therein (the "Patent Assignment") to the Company. A copy of the Patent Assignment, including all material exhibits and related instruments, accompanies this Current Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such
reference.   See Item 9.01, Exhibit 2.2.

     Also, as part of the execution and delivery of the Agreement, Reflect and Martin executed a Letter Agreement (the "Letter Agreement") pursuant to which the Company agreed to provide limited cash assistance for future lease payments at the JMST business offices in Colorado Springs, Colorado. The Company has agreed to pay to Martin a maximum of $3,000 per month for a maximum of three (3) consecutive months during which time Martin and JMST will use their best efforts to identify and engage a sublessee to assume the lease and lease obligations of Martin and JMST. A copy of the Letter Agreement, including all material exhibits and related instruments, accompanies this Current Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 9.01, Exhibit 2.3.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     (a)  See Item 1.01 above.

     (b) The Company acquired all right, title and interest in and to the JMST Technology and the Carver Technology (including the Carver Patents) as described in the Agreement.

     (c) The JMST Technology was transferred and assigned by JMST; and the Carver Technology (including the Carver Patents) was transferred and assigned by Carver.

     (d) The consideration for the JMST Technology will be the issuance to the Members of JMST of a total of 200,000 shares of Reflect common stock that are "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission; and the consideration paid for the Carver Technology (including the Carver Patents) was $250,000.

Item 7.01 Regulation FD Disclosure

     See the Press Release, Exhibit 99.1, that was disseminated on April 5, 2006, which, by this reference, in incorporated herein. See Item 9.01.

Item 9.01     Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          No Financial Statements of JMST are required.

     (b)   Pro Forma Financial Information.

          No Financial Statements of JMST are required.

     (c)(I) Registrant's Exhibits:

          Attached:
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          2.1     Purchase Agreement

                  Exhibit A         Technology
                  Exhibit B         Consent of Directors of Reflect
                  Exhibit C         Action by Members of JM SciTech, LLC
                  Exhibit D         Carver Consultant Agreement

          2.2  Assignment Agreement

          2.3  Letter Agreement

         99.1  Press Release
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                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REFLECT SCIENTIFIC, INC.


Date: 04/04/2006                        /s/Kim Boyce
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                                        Kim Boyce
                                        President and Director
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